Exhibit 99.CERT

EXHIBIT 12(a)(2)

CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT

I, H. Bruce Bond , certify that:

1.                    I have reviewed this report on Form N-CSR of PowerShares India Exchange-Traded Fund Trust;

2.                    Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this report;

3.                    Based on my knowledge,  the financial  statements,  and other financial information  included in this  report,  fairly  present in all material respects the financial condition, results of operations, changes in net assets,  and cash flows (if the  financial  statements  are required to include a statement  of cash flows) of the  registrant  as of, and for, the periods presented in this report;

4.                    As the registrant’s certifying officer,  I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)   Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)   Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.                    As the registrant’s certifying officer, I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting.

Date: July 9, 2008
/s/ H. Bruce Bond
H. Bruce Bond,
President (Principal Executive Officer)

EXHIBIT 12(a)(2)

CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT

I, Bruce Duncan, certify that:

1.       I have reviewed this report on Form N-CSR of PowerShares India Exchange-Traded Fund Trust;

2.       Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this report;

3.       Based on my knowledge,  the financial  statements,  and other financial information  included in this  report,  fairly  present in all material respects the financial condition, results of operations, changes in net assets,  and cash flows (if the  financial  statements  are required to include a statement  of cash flows) of the  registrant  as of, and for, the periods presented in this report;

4.       As the registrant’s certifying officer,  I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

         (a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

         (b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c)   Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

         (d)   Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.       As the registrant’s certifying officer, I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

         (a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

         (b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting.

Date: July 9, 2008
/s/ Bruce Duncan
Bruce Duncan,
Treasurer (Principal Financial Officer)